UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-06475

Strategic Global Income Fund, Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Global Asset Management

1285 Avenue of the Americas

New York, NY 10019-6028

(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: November 30

Date of reporting period: August 31, 2014

Item 1.  Schedule of Investments

Strategic Global Income Fund, Inc.

Industry diversification (unaudited)

As a percentage of net assets

As of August 31, 2014

Bonds
Corporate bonds
Aerospace & defense	0.06%
Automobiles	0.73
Banks	12.21
Building products	0.02
Capital markets	1.07
Chemicals	0.22
Commercial services & supplies	0.10
Construction materials	2.57
Consumer finance	1.30
Diversified financial services	4.01
Diversified telecommunication services	0.18
Electric utilities	1.05
Electronic equipment, instruments & components	0.03
Energy equipment & services	0.31
Food & staples retailing	0.34
Gas utilities	0.21
Health care providers & services	0.06
Health care technology	0.03
Hotels, restaurants & leisure	0.07
Independent power and renewable electricity producers	0.07
Insurance	3.31
Machinery	0.93
Media	1.29
Metals & mining	2.78

Oil, gas & consumable fuels	7.94
Paper & forest products	0.10
Pharmaceuticals	0.05
Real estate investment trust (REIT)	0.01
Road & rail	0.58
Specialty retail	0.02
Tobacco	0.14
Trading companies & distributors	0.33
Transportation infrastructure	1.38
Wireless telecommunication services	0.22

Total corporate bonds	43.72%
Asset-backed securities	1.27
Collateralized debt obligations	5.52
Commercial mortgage-backed securities	6.49
Mortgage & agency debt securities	5.38
Municipal bonds	2.70
US government obligations	3.98
Non-US government obligations	24.34
Structured note	0.37
Supranational bonds	2.92

Total bonds	96.69%
Common stock	0.03
Short-term investment	2.51
Options purchased	0.31

Total investments	99.54%
Cash and other assets, less liabilities	0.46

Net assets	100.00%

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2014 (unaudited)

	Face amount		Value
Bonds: 96.69%
Corporate bonds: 43.72%
Australia: 0.50%
Sydney Airport Finance Co., Pty Ltd.,
8.000%, due 07/06/15	AUD	1,000,000	$968,422

Brazil: 3.67%
Banco do Brasil SA,
9.000%, due 06/18/24[1,2,3]		$795,000	798,975
Caixa Economica Federal,
2.375%, due 11/06/17[1]		1,050,000	1,016,925
Centrais Eletricas Brasileiras SA,
5.750%, due 10/27/21[4]		1,500,000	1,553,250
Petrobras Global Finance BV,
4.375%, due 05/20/23		1,100,000	1,084,556
6.250%, due 03/17/24		600,000	657,403
Petrobras International Finance Co.,
5.375%, due 01/27/21		1,000,000	1,052,200
6.750%, due 01/27/41		800,000	892,909
Vale Overseas Ltd.,
6.875%, due 11/21/36		50,000	58,943

			7,115,161

Canada: 0.75%
Barrick Gold Corp.,
3.850%, due 04/01/22		600,000	608,865
Teck Resources Ltd.,
6.250%, due 07/15/41		65,000	71,814
Yamana Gold, Inc.,
4.950%, due 07/15/24[1]		750,000	766,687

			1,447,366

China: 0.36%
China Oil & Gas Group Ltd.,
5.250%, due 04/25/18[1]		400,000	412,000
China Shanshui Cement Group Ltd.,
10.500%, due 04/27/17[4]		260,000	279,500

			691,500

Croatia: 0.34%
Agrokor DD,
8.875%, due 02/01/20[1]		600,000	665,472

France: 1.29%
Credit Agricole SA,
7.875%, due 01/23/24[1,2,3]		550,000	593,313
Numericable Group SA,
6.250%, due 05/15/24[1]		200,000	206,250
Reseau Ferre de France,
5.500%, due 12/01/21[4]	GBP	860,000	1,708,420

			2,507,983

Georgia: 0.20%
Georgian Railway JSC,
7.750%, due 07/11/22[4]		$350,000	393,750

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2014 (unaudited)

	Face amount		Value
Bonds — (continued)
Corporate bonds — (continued)
Germany: 1.42%
HeidelbergCement Finance BV,
8.500%, due 10/31/19[4]	EUR	800,000	$1,360,272
Unitymedia GmbH,
9.625%, due 12/01/19[4]		1,000,000	1,397,938

			2,758,210

Indonesia: 0.70%
Pertamina Persero PT,
6.000%, due 05/03/42[4]		$1,350,000	1,358,775

Kazakhstan: 0.91%
Kazakhstan Temir Zholy Finance BV,
6.950%, due 07/10/42[4]		650,000	732,875
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO,
6.250%, due 05/20/15[4]		1,000,000	1,031,250

			1,764,125

Luxembourg: 0.72%
Altice SA,
7.750%, due 05/15/22[1]		200,000	212,500
ArcelorMittal,
5.000%, due 02/25/17		1,000,000	1,046,250
Intelsat Jackson Holdings SA,
7.250%, due 10/15/20		125,000	133,750

			1,392,500

Malaysia: 0.30%
SSG Resources Ltd.,
4.250%, due 10/04/22[4]		560,000	574,846

Mexico: 1.34%
Cemex SAB de CV,
5.875%, due 03/25/19[1]		350,000	366,625
9.000%, due 01/11/18[1]		2,110,000	2,241,875

			2,608,500

Morocco: 0.22%
OCP SA,
5.625%, due 04/25/24[1]		400,000	423,500

Netherlands: 2.22%
EDP Finance BV,
4.900%, due 10/01/19[1]		1,400,000	1,466,556
6.000%, due 02/02/18[1]		1,000,000	1,086,030
FBN Finance Co. BV,
8.000%, due 07/23/21[1,2]		1,050,000	1,061,812
Generali Finance BV,
6.214%, due 06/16/16[2,3]	GBP	400,000	687,302

			4,301,700

Norway: 0.97%
Eksportfinans ASA,
5.500%, due 06/26/17		$1,750,000	1,881,250

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2014 (unaudited)

	Face amount		Value
Bonds — (continued)
Corporate bonds — (continued)
Russia: 2.31%
RSHB Capital SA for OJSC Russian Agricultural Bank,
7.750%, due 05/29/18[4]		$1,900,000	$1,949,875
VEB Finance Ltd.,
6.800%, due 11/22/25[4]		900,000	840,375
6.902%, due 07/09/20[4]		300,000	293,250
VTB Capital SA,
6.950%, due 10/17/22[4]		1,500,000	1,393,125

			4,476,625

South Africa: 0.25%
Eskom Holdings SOC Ltd.,
6.750%, due 08/06/23[4]		450,000	479,250

Sri Lanka: 0.76%
National Savings Bank,
8.875%, due 09/18/18[4]		1,300,000	1,480,375

Switzerland: 0.24%
Credit Suisse Group AG,
6.250%, due 12/18/24[1,2,3]		465,000	462,675

Turkey: 1.14%
Turkiye Halk Bankasi AS,
3.875%, due 02/05/20[4]		1,800,000	1,712,250
Turkiye Vakiflar Bankasi Tao,
5.000%, due 10/31/18[4]		500,000	509,375

			2,221,625

Ukraine: 0.44%
Naftogaz Ukraine,
9.500%, due 09/30/14		880,000	848,100

United Kingdom: 4.46%
Barclays Bank PLC,
5.140%, due 10/14/20		1,000,000	1,091,603
Lloyds Bank PLC,
6.500%, due 03/24/20[4]	EUR	900,000	1,454,384
11.875%, due 12/16/21[2,4]		1,000,000	1,615,458
Royal Bank of Scotland Group PLC,
5.125%, due 05/28/24		$650,000	662,938
6.100%, due 06/10/23		2,010,000	2,194,289
Wellcome Trust Finance PLC,
4.750%, due 05/28/21	GBP	860,000	1,619,710

			8,638,382

United States: 17.33%
21st Century Fox America, Inc.,
6.200%, due 12/15/34		$65,000	80,472
Allstate Corp.,
5.750%, due 08/15/53[2]		1,330,000	1,423,100
Ally Financial, Inc.,
6.250%, due 12/01/17		450,000	495,562
Altria Group, Inc.,
9.950%, due 11/10/38		161,000	273,486

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2014 (unaudited)

	Face amount	Value
Bonds — (continued)
Corporate bonds — (continued)
Anadarko Petroleum Corp.,
6.450%, due 09/15/36	$500,000	$641,307
Barrick North America Finance LLC,
5.750%, due 05/01/43	1,015,000	1,094,747
BE Aerospace, Inc.,
6.875%, due 10/01/20	100,000	107,625
Berry Petroleum Co., LLC,
6.750%, due 11/01/20	50,000	52,375
Boise Cascade Co.,
6.375%, due 11/01/20	150,000	159,000
Case New Holland Industrial, Inc.,
7.875%, due 12/01/17	1,025,000	1,171,062
Caterpillar, Inc.,
4.300%, due 05/15/44	600,000	625,719
CDW LLC,
8.500%, due 04/01/19	50,000	53,750
Cemex Finance LLC,
6.000%, due 04/01/24[1]	700,000	728,000
Chrysler Group LLC,
8.000%, due 06/15/19	55,000	59,161
CIT Group, Inc.,
5.000%, due 08/15/22	1,825,000	1,925,375
Citigroup, Inc.,
Series D,
5.350%, due 05/15/23[2,3]	1,170,000	1,117,197
5.500%, due 09/13/25	1,000,000	1,120,354
Series M,
6.300%, due 05/15/24[2,3]	650,000	661,375
DIRECTV Holdings LLC,
6.000%, due 08/15/40	160,000	190,235
DISH DBS Corp.,
7.875%, due 09/01/19	200,000	232,000
El Paso LLC,
7.000%, due 06/15/17	1,500,000	1,695,000
7.250%, due 06/01/18	1,000,000	1,155,000
Endo Finance LLC & Endo Finco, Inc.,
5.375%, due 01/15/23[1]	100,000	99,750
Energy Transfer Partners LP,
7.500%, due 07/01/38	1,000,000	1,310,682
ExamWorks Group, Inc.,
9.000%, due 07/15/19	80,000	86,400
Felcor Lodging LP,
6.750%, due 06/01/19	25,000	26,375
Fidelity National Financial, Inc.,
5.500%, due 09/01/22	340,000	373,011
Ford Motor Co.,
7.450%, due 07/16/31	1,000,000	1,362,150
Frontier Communications Corp.,
8.500%, due 04/15/20	100,000	116,250
9.000%, due 08/15/31	60,000	64,800

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2014 (unaudited)

	Face amount	Value
Bonds — (continued)
Corporate bonds — (continued)
General Electric Capital Corp.,
Series C,
5.250%, due 06/15/23[2,3]	$850,000	$868,062
General Motors Financial Co., Inc.,
4.750%, due 08/15/17	1,740,000	1,829,610
Glencore Funding LLC,
4.625%, due 04/29/24[1]	675,000	707,332
HCA, Inc.,
5.875%, due 03/15/22	25,000	27,187
Hiland Partners LP,
7.250%, due 10/01/20[1]	200,000	215,500
International Lease Finance Corp.,
7.125%, due 09/01/18[1]	75,000	86,062
Jefferies Finance LLC,
6.875%, due 04/15/22[1]	200,000	200,500
Key Energy Services, Inc.,
6.750%, due 03/01/21	50,000	50,750
Kinder Morgan Energy Partners LP,
6.500%, due 09/01/39	85,000	99,589
Level 3 Financing, Inc.,
8.625%, due 07/15/20	25,000	27,687
Liberty Mutual Group, Inc.,
10.750%, due 06/15/58[1,2]	35,000	54,425
Linn Energy LLC,
8.625%, due 04/15/20	100,000	106,750
MedAssets, Inc.,
8.000%, due 11/15/18	50,000	52,437
Mercer International, Inc.,
9.500%, due 12/01/17	25,000	26,531
MetLife, Inc.,
6.400%, due 12/15/36	1,340,000	1,510,850
Midstates Petroleum Co., Inc.,
10.750%, due 10/01/20	650,000	719,063
NRG Energy, Inc.,
6.250%, due 07/15/22[1]	125,000	130,938
Owens Corning,
6.500%, due 12/01/16	36,000	39,842
Petco Animal Supplies, Inc.,
9.250%, due 12/01/18[1]	45,000	47,869
Plains Exploration & Production Co.,
6.875%, due 02/15/23	259,000	300,764
PNC Preferred Funding Trust I,
1.881%, due 03/15/17[1,2,3]	800,000	772,000
Prudential Financial, Inc.,
5.200%, due 03/15/44[2]	520,000	526,500
5.875%, due 09/15/42[2]	400,000	428,760
Royal Caribbean Cruises Ltd.,
7.500%, due 10/15/27	125,000	144,063
Sabine Pass Liquefaction LLC,
6.250%, due 03/15/22[1]	280,000	303,800
Sprint Communications, Inc.,
9.000%, due 11/15/18[1]	100,000	118,875

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2014 (unaudited)

	Face amount	Value
Bonds — (continued)
Corporate bonds — (concluded)
United States — (concluded)
Sprint Corp.,
7.250%, due 09/15/21[1]	$300,000	$318,000
SquareTwo Financial Corp.,
11.625%, due 04/01/17	200,000	196,500
Time Warner Cable, Inc.,
6.550%, due 05/01/37	145,000	185,775
Transocean, Inc.,
6.800%, due 03/15/38	500,000	543,537
Valero Energy Corp.,
6.625%, due 06/15/37	160,000	201,257
7.500%, due 04/15/32	750,000	996,587
Wells Fargo Capital X,
5.950%, due 12/15/36	600,000	612,000
WESCO Distribution, Inc.,
5.375%, due 12/15/21	550,000	556,875
XL Group PLC,
Series E,
6.500%, due 04/15/17[2,3]	2,165,000	2,091,931

		33,599,528

Venezuela: 0.88%
Petroleos de Venezuela SA,
5.250%, due 04/12/17[4]	1,000,000	802,500
8.500%, due 11/02/17[1]	1,000,000	896,000

		1,698,500

Total corporate bonds (cost $81,720,182)		84,758,120

Asset-backed securities: 1.27%
Cayman Islands: 0.66%
CIFC Funding Ltd.,
Series 2014-1A, Class C,
3.034%, due 04/18/25[1,2]	525,000	514,500
Fortress Credit BSL II Ltd.,
Series 2013-2A, Class C,
3.134%, due 10/19/25[1,2]	800,000	760,400

		1,274,900

United States: 0.61%
Capital Auto Receivables Asset Trust,
Series 2013-3, Class C,
2.790%, due 10/22/18	650,000	662,282
Series 2014-1, Class D,
3.390%, due 07/22/19	525,000	534,667

		1,196,949

Total asset-backed securities (cost $2,476,019)		2,471,849

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2014 (unaudited)

	Face amount		Value
Bonds — (continued)
Collateralized debt obligations: 5.52%
United Kingdom: 1.18%
Boyne Valley CLO BV,
Series 1X, Class F,
2.851%, due 02/12/22[2,4]	EUR	1,700,000	$770,632
Cadogan Square CLO BV,
Series 2X, Class M,
6.302%, due 08/12/22[2,4]		2,000,000	1,524,182

			2,294,814

United States: 4.34%
Apidos XIV CLO,
Series 2013-14A, Class C1,
3.084%, due 04/15/25[1,2]		$700,000	687,750
Ares XXVII CLO Ltd.,
Series 2013-2A, Class C,
2.985%, due 07/28/25[1,2]		500,000	485,000
Avery Point IV CLO Ltd.,
Series 2014-1A, Class C,
3.334%, due 04/25/26[1,2]		550,000	546,772
BlueMountain CLO Ltd.,
Series 2013-1A, Class B,
2.884%, due 05/15/25[1,2]		1,100,000	1,060,389
Series 2013-4A, Class C,
2.884%, due 04/15/25[1,2]		1,150,000	1,119,410
Denali Capital CLO X Ltd.,
Series 2013-1A, Class A3L,
3.135%, due 04/28/25[1,2]		900,000	877,500
Galaxy CLO XV Ltd.,
Series 2013-15A, Class C,
2.834%, due 04/15/25[1,2]		700,000	673,750
Galaxy CLO XVI Ltd.,
Series 2013-16A, Class C,
2.831%, due 11/16/25[1,2]		500,000	478,750
KKR Financial CLO Trust,
Series 2013-1A, Class B,
2.834%, due 07/15/25[1,2]		700,000	668,829
Marathon CLO V Ltd.,
Series 2013-5A, Class A2A,
2.584%, due 02/21/25[1,2]		1,000,000	999,660
Octagon Investment Partners XIX Ltd.,
Series 2014-1A, Class C,
3.084%, due 04/15/26[1,2]		580,000	572,506
Octagon Investment Partners XVIII CLO Ltd.,
Series 2013-1A, Class B,
2.981%, due 12/16/24[1,2]		250,000	242,883

			8,413,199

Total collateralized debt obligations (cost $9,996,404)			10,708,013

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2014 (unaudited)

	Face amount	Value
Bonds — (continued)
Commercial mortgage-backed securities: 6.49%
United States: 6.49%
Americold 2010 LLC Trust,
Series 2010-ARTA, Class C,
6.811%, due 01/14/29[1]	$975,000	$1,139,823
BAMLL Commercial Mortgage Securities Trust,
Series 2013-DSNY, Class E,
2.755%, due 09/15/26[1,2]	600,000	602,695
Boca Hotel Portfolio Trust,
Series 2013-BOCA, Class D,
3.205%, due 08/15/26[1,2]	500,000	500,263
COBALT Commercial Mortgage Trust,
Series 2007-C3, Class AM,
5.969%, due 05/15/46[2]	500,000	545,377
Commercial Mortgage Loan Trust,
Series 2014-CR14, Class C,
4.759%, due 02/10/47[2]	750,000	779,309
Series 2014-CR17, Class C,
4.896%, due 05/10/47[2]	500,000	519,373
Series 2008-LS1, Class A4B,
6.212%, due 12/10/49[2]	375,082	407,971
Commercial Mortgage Pass Through Certificates,
Series 2013-FL3, Class MMHP,
3.755%, due 10/13/28[1,2]	900,000	909,836
Extended Stay America Trust,
Series 2013-ESH7, Class B7,
3.604%, due 12/05/31[1]	1,000,000	1,021,656
FREMF Mortgage Trust,
Series 2013-KF02, Class B,
2.821%, due 12/25/45[1,2]	793,048	819,711
GS Mortgage Securities Trust,
Series 2014-GSFL, Class D,
4.055%, due 07/15/31[1,2]	500,000	499,506
Hilton USA Trust,
Series 2013-HLT, Class DFX,
4.407%, due 11/05/30[1]	1,000,000	1,023,904
Irvine Core Office Trust,
Series 2013-IRV, Class C,
3.279%, due 05/15/48[1,2]	250,000	241,184
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2013-JWRZ, Class D,
3.145%, due 04/15/30[1,2]	500,000	501,543
Madison Avenue Trust,
Series 2013-650M, Class D,
4.169%, due 10/12/32[1,2]	350,000	357,688
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C7, Class B,
3.769%, due 02/15/46	350,000	352,029
Series 2014-C17, Class B,
4.464%, due 08/15/47[2]	500,000	516,652
Series 2013-C13, Class C,
5.059%, due 11/15/46[2]	325,000	340,690

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2014 (unaudited)

	Face amount	Value
Bonds — (continued)
Commercial mortgage-backed securities — (concluded)
United States — (concluded)
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C33, Class A4,
6.140%, due 02/15/51[2]	$400,000	$433,819
Wells Fargo Commercial Mortgage Trust,
Series 2013-120B, Class C,
2.800%, due 03/18/28[1,2]	1,100,000	1,063,147

Total commercial mortgage-backed securities (cost $12,458,184)		12,576,176

Mortgage & agency debt securities: 5.38%
United States: 5.38%
Federal Home Loan Mortgage Corp. REMIC, IO,[5]
3.000%, due 05/15/27	4,783,683	547,090
3.500%, due 10/15/42	2,771,456	677,420
Federal National Mortgage Association REMIC, IO,[5]
Series 2013-15, Class IO,
2.500%, due 03/25/28	5,760,515	606,727
Series 2013-64, Class LI,
3.000%, due 06/25/33	5,090,111	817,219
Series 2011-91, Class EI,
3.500%, due 08/25/26	4,248,785	460,595
Series 2012-146, Class IO,
3.500%, due 01/25/43	1,699,826	376,476
Series 2012-146, Class LI,
4.500%, due 10/25/41	1,764,552	298,219
Government National Mortgage Association, IO,
Series 2013-22, Class IO,
3.000%, due 02/20/43	6,168,739	1,267,208
Series 2012-26, Class GI,
3.500%, due 02/20/27	3,653,907	486,451
Series 2012-16, Class AI,
3.500%, due 10/20/38	3,497,441	387,898
JP Morgan Alternative Loan Trust,
Series 2006-A5, Class 2A6,
3.498%, due 10/25/36[2]	5,498,565	3,235,339
Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-8, Class 4A3,
5.116%, due 09/25/36[2]	1,447,777	1,258,998

Total mortgage & agency debt securities (cost $12,249,286)		10,419,640

Municipal bonds: 2.70%
State of California, General Obligation Bonds,
7.300%, due 10/01/39	300,000	433,725
7.550%, due 04/01/39	1,625,000	2,454,611
State of Illinois, General Obligation Bonds,
5.877%, due 03/01/19	2,100,000	2,346,372

Total municipal bonds (cost $4,806,823)		5,234,708

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2014 (unaudited)

	Face amount		Value
Bonds — (continued)
US government obligations: 3.98%
US Treasury Bonds,
3.625%, due 08/15/43[6]		$1,000,000	$1,106,562
US Treasury Inflation Indexed Notes (TIPS),
0.125%, due 01/15/22[6]		1,579,590	1,581,811
0.625%, due 01/15/24[6]		1,021,480	1,057,072
US Treasury Notes,
1.625%, due 11/15/22[6]		3,665,000	3,508,094
2.500%, due 05/15/24		450,000	456,434

Total US government obligations (cost $7,769,204)			7,709,973

Non-US government obligations: 24.34%
Argentina: 0.64%
Republic of Argentina,
0.000%, due 12/15/35[7]		1,800,000	126,900
0.000%, due 12/15/35[7]		1,700,825	113,955
7.000%, due 10/03/15		1,100,000	1,006,103

			1,246,958

Australia: 1.32%
Queensland Treasury Corp.,
6.000%, due 02/21/18	AUD	2,500,000	2,568,404

Belarus: 1.23%
Republic of Belarus,
8.750%, due 08/03/15[4]		$2,325,000	2,377,313

Belgium: 2.25%
Kingdom of Belgium,
4.000%, due 03/28/22	EUR	1,650,000	2,679,063
4.000%, due 03/28/32[4]		165,000	283,601
4.500%, due 03/28/26[1,4]		800,000	1,391,526

			4,354,190

Brazil: 2.45%
Federative Republic of Brazil,
6.000%, due 08/15/50[8]	BRL	4,000,000	4,746,653

Canada: 0.74%
Province of Alberta Canada,
3.400%, due 12/01/23	CAD	1,460,000	1,435,937

China: 0.28%
China Government Bond,
2.480%, due 12/01/20	CNY	3,500,000	540,861

Costa Rica: 0.90%
Banco Nacional de Costa Rica,
4.875%, due 11/01/18[1]		$1,700,000	1,746,750

Ecuador: 0.14%
Republic of Ecuador,
7.950%, due 06/20/24[1]		250,000	276,250

France: 1.00%
Government of France,
3.500%, due 04/25/26	EUR	720,000	1,153,843
4.500%, due 04/25/41		400,000	775,310

			1,929,153

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2014 (unaudited)

	Face amount		Value
Bonds — (continued)
Non-US government obligations — (continued)
Gabon: 0.17%
Gabonese Republic,
6.375%, due 12/12/24[1]		$300,000	$329,250

Germany: 1.13%
Bundesrepublik Deutschland,
4.750%, due 07/04/40	EUR	340,000	729,772
Kreditanstalt fuer Wiederaufbau,
5.050%, due 02/04/25	CAD	1,350,000	1,463,446

			2,193,218

Ghana: 0.66%
Republic of Ghana,
7.875%, due 08/07/23[1]		$432,364	423,068
8.500%, due 10/04/17[4]		796,000	849,730

			1,272,798

Greece: 1.18%
Hellenic Republic,
2.000%, due 02/24/24[4,9]	EUR	230,000	247,929
2.000%, due 02/24/26[4,9]		870,000	883,164
2.000%, due 02/24/31[4,9]		1,230,000	1,152,224

			2,283,317

Hungary: 0.57%
MFB Magyar Fejlesztesi Bank Zrt,
6.250%, due 10/21/20[4]		$1,000,000	1,105,933

Ireland: 0.84%
Government of Ireland,
3.900%, due 03/20/23	EUR	1,050,000	1,632,526

Italy: 1.95%
Buoni Poliennali Del Tesoro,
2.100%, due 09/15/21[4,8]		1,026,176	1,474,548
3.750%, due 08/01/15		1,150,000	1,558,287
4.250%, due 09/01/19		500,000	755,854

			3,788,689

Mexico: 0.88%
Mexican Udibonos,
Series S, 4.000%, due 11/15/40[8]	MXN	19,699,091	1,714,450

New Zealand: 0.92%
New Zealand Local Government Funding Agency,
6.000%, due 05/15/21	NZD	2,000,000	1,788,464

Nigeria: 0.87%
Federal Republic of Nigeria,
5.125%, due 07/12/18[4]		$700,000	729,400
Nigeria Treasury Bills,
11.509%, due 04/23/15[10]	NGN	16,000,000	92,138
12.924%, due 04/09/15[10]		148,300,000	858,099

			1,679,637

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2014 (unaudited)

	Face amount		Value
Bonds — (concluded)
Non-US government obligations — (concluded)
Pakistan: 0.07%
Islamic Republic of Pakistan,
7.125%, due 03/31/16[4]		$125,000	$127,813

Russia: 0.59%
Russian Federation,
7.000%, due 01/25/23	RUB	49,900,000	1,151,105

Spain: 1.86%
Kingdom of Spain,
4.200%, due 01/31/37	EUR	840,000	1,281,824
4.400%, due 10/31/23[1,4]		720,000	1,132,926
5.850%, due 01/31/22		695,000	1,182,770

			3,597,520

Venezuela: 1.31%
Republic of Venezuela,
8.250%, due 10/13/24[4]		$3,500,000	2,546,250

Zambia: 0.39%
Republic of Zambia,
8.500%, due 04/14/24[1]		650,000	751,725

Total Non-US government obligations (cost $46,015,108)			47,185,164

Structured note : 0.37%
Ghana: 0.37%
Standard Chartered Bank,
23.000%, due 08/21/17[1] (linked to Ghana Government Bonds, 23.000%, due 08/21/17) (cost $1,759,260)	GHS	2,800,000	713,582

Supranational bonds: 2.92%
EUROFIMA,
6.250%, due 12/28/18[4]	AUD	1,405,000	1,460,745
European Financial Stability Facility,
3.875%, due 03/30/32[4]	EUR	850,000	1,496,908
European Investment Bank,
5.375%, due 06/07/21	GBP	600,000	1,194,182
6.500%, due 08/07/19	AUD	1,425,000	1,514,494

Total supranational bonds (cost $5,879,465)			5,666,329

Total bonds (cost $185,129,935)			187,443,554

	Shares
Common stock: 0.03%
United States : 0.03%
WMI Holdings Corp.* (cost $10,890)		19,801	54,453

Short-term investment: 2.51%
Investment company: 2.51%
UBS Cash Management Prime Relationship Fund[11] (cost $4,859,634)		4,859,634	4,859,634

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2014 (unaudited)

	Number of contracts	Value
Options purchased: 0.31%
Call Options: 0.18%
2 Year Euro-Dollar Midcurve, strike @ USD 97.8750, expires September 2014	384	$338,400

Put Options: 0.13%
2 Year Euro-Dollar Midcurve, strike @ USD 97.8750, expires September 2014	384	2,400
2 Year Euro-Dollar Midcurve, strike @ USD 98.2500, expires September 2014	390	70,688
2 Year Euro-Dollar Midcurve, strike @ USD 97.7500, expires December 2014	387	96,750
3 Year Euro-Dollar Midcurve, strike @ USD 97.7500, expires June 2016	155	71,687
90 Day Euro-Dollar Time Deposit, strike @ USD 99.2500, expires March 2015	550	10,312

		251,837

	Notional Amount
Options purchased on interest rate swaps: 0.00%[12,13]
Expiring 11/02/15. If option exercised the Fund pays semi-annually 6.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB	$14,000,000	3,461

Total options purchased (cost $2,052,075)		593,698

Total investments: 99.54% (cost $192,052,534)[14]		192,951,339
Cash and other assets, less liabilities — 0.46%		893,442

Net assets — 100.00%		$193,844,781

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2014 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$9,389,439
Gross unrealized depreciation	(8,490,634)

Net unrealized appreciation of investments	$898,805

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the end of this report.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	BRL	500,000	USD	219,250	09/17/14	$(3,210)
BB	INR	40,452,000	USD	669,551	09/17/14	5,275
BB	MXN	4,500,000	USD	345,238	09/17/14	1,435
BB	RUB	63,930,000	USD	1,822,114	09/17/14	100,376
BB	USD	173,800	BRL	400,000	09/17/14	4,169
BB	USD	346,621	IDR	4,112,660,000	09/17/14	4,119
BB	USD	688,005	INR	41,700,000	09/17/14	(3,236)
BB	USD	531,218	PEN	1,500,000	09/17/14	(4,973)
BB	USD	1,428,495	RUB	50,300,000	09/17/14	(73,835)
BB	USD	376,182	TRY	809,130	09/17/14	(2,979)
BB	USD	769,983	ZAR	8,350,000	09/17/14	11,119
BB	ZAR	7,650,000	USD	710,584	09/17/14	(5,037)
CSI	BRL	3,710,500	USD	1,621,864	09/17/14	(29,016)
CSI	INR	13,484,000	USD	223,467	09/17/14	2,042
CSI	KRW	300,917,100	USD	290,601	09/17/14	(5,953)
CSI	USD	707,770	MYR	2,250,000	09/17/14	5,235
DB	BRL	4,248,775	USD	1,855,770	09/17/14	(34,600)
DB	HUF	125,380,000	USD	547,597	09/17/14	24,592
DB	INR	13,484,000	USD	223,430	09/17/14	2,005
DB	MXN	13,354,000	USD	1,019,039	09/17/14	(1,215)
DB	THB	23,500,000	USD	719,975	09/17/14	(15,284)
DB	USD	1,125,167	INR	67,420,000	09/17/14	(18,041)
DB	USD	354,736	KRW	362,611,600	09/17/14	2,618
DB	USD	732,404	PHP	32,050,000	09/17/14	2,361
GSI	MXN	4,500,000	USD	345,288	09/17/14	1,485
GSI	USD	553,151	HUF	125,380,000	09/17/14	(30,147)
JPMCB	AUD	5,335,000	USD	4,961,555	10/22/14	(3,680)
JPMCB	CHF	5,250,000	USD	5,882,023	10/22/14	160,670
JPMCB	NOK	2,320,000	USD	373,018	10/22/14	(637)
JPMCB	NZD	5,490,000	USD	4,784,864	10/22/14	214,966
JPMCB	SEK	13,290,000	USD	1,953,737	10/22/14	52,490
JPMCB	USD	2,615,850	CAD	2,815,000	10/22/14	(29,872)
JPMCB	USD	1,103,679	DKK	6,050,000	10/22/14	(36,099)
JPMCB	USD	4,620,329	EUR	3,485,000	10/22/14	(39,807)
JPMCB	USD	1,857,984	GBP	1,085,000	10/22/14	(57,442)
JPMCB	USD	5,322,445	JPY	540,300,000	10/22/14	(127,551)
JPMCB	USD	1,940,028	SEK	13,290,000	10/22/14	(38,781)
MSCI	EUR	8,355,000	USD	11,362,132	10/22/14	380,707
MSCI	USD	2,910,838	EUR	2,205,000	10/22/14	(12,688)
RBS	JPY	149,109,362	USD	1,460,000	10/22/14	26,338
SSB	NZD	3,435,000	USD	2,957,569	10/22/14	98,261
Net unrealized appreciation on forward foreign currency contracts						$526,180

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2014 (unaudited)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 49 contracts (USD)	December 2014	$6,819,130	$6,864,594	$45,464
5 Year US Treasury Notes, 38 contracts (USD)	December 2014	4,505,332	4,515,766	10,434
US Treasury futures sell contracts:
US Long Bond, 47 contracts (USD)	December 2014	(6,731,425)	(6,784,688)	(53,263)
10 Year US Treasury Notes, 168 contracts (USD)	December 2014	(21,058,823)	(21,131,249)	(72,426)
Interest rate futures buy contracts:
90 Day Euro-Dollar Time Deposit, 205 contracts (USD)	September 2016	50,309,669	50,340,312	30,643
Interest rate futures sell contracts:
Canadian Government 10 Year Bond, 13 contracts (CAD)	December 2014	(1,635,933)	(1,641,948)	(6,015)
Euro-Bund, 13 contracts (EUR)	September 2014	(2,476,966)	(2,588,508)	(111,542)
Long Gilt, 4 contracts (GBP)	December 2014	(753,903)	(753,974)	(71)

Net unrealized depreciation on futures contracts				$(156,776)

Options written

Call options	Expiration date	Premiums received	Value
2 Year Euro-Dollar Midcurve, 274 contracts, strike @ USD 98.5000	September 2014	$29,866	$(1,713)
2 Year Euro-Dollar Midcurve, 387 contracts, strike @ USD 98.2500	December 2014	129,258	(72,563)
3 Year Euro-Dollar Midcurve, 155 contracts, strike @ USD 98.7500	June 2016	125,995	(111,406)
4 Year Euro-Dollar Midcurve, 384 contracts, strike @ USD 96.3750	September 2014	267,456	(643,200)
Put options
2 Year Euro-Dollar Midcurve, 387 contracts, strike @ USD 97.2500	December 2014	134,096	(19,350)
3 Year Euro-Dollar Midcurve, 155 contracts, strike @ USD 96.7500	June 2016	124,307	(21,312)
90 Day Euro-Dollar Time Deposit, 550 contracts, strike @ USD 98.2500	March 2015	142,450	(3,438)
Options written on interest rate swaps[13]
If option exercised the Fund receives quarterly floating 3 month EURIBOR and pays annually 1.825%. Underlying interest rate swap terminating 12/10/15. European style. Counterparty: BB, Notional Amount EUR 48,000,000	December 2014	270,235	(1,070,474)
If option exercised the Fund receives semi-annually 7.250% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB, Notional Amount USD 14,000,000	November 2015	257,600	(711)
If option exercised the Fund receives semi-annually 8.760% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB, Notional Amount USD 14,000,000	November 2015	166,600	(137)
Options written on credit default swaps on credit indices[13]
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 22 Index and Fund pays quarterly fixed rate of 5.000%. Underlying credit default swap terminating 06/20/19. European style. Counterparty: JPMCB, Notional Amount USD 10,000,000	September 2014	99,000	(20,654)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 22 Index and Fund pays quarterly fixed rate of 5.000%. Underlying credit default swap terminating 06/20/19. European style. Counterparty: MLI, Notional Amount USD 30,000,000	October 2014	75,000	(75,000)

Total options written		$1,821,863	$(2,039,958)

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2014 (unaudited)

Written options activity for the period ended August 31, 2014 was as follows:

	Number of contracts	Premiums received
Options outstanding at November 30, 2013	2,230	$776,064
Options written	7,413	1,405,214
Options terminated in closing purchase transactions	(7,351)	(1,227,850)
Options expired prior to exercise	—	—

Options outstanding at August 31, 2014	2,292	$953,428

Swaptions and foreign exchange written options activity for the period ended August 31, 2014 was as follows:

Premiums received
Swaptions & foreign exchange options outstanding at November 30, 2013	$1,694,361
Swaptions & foreign exchange options written	1,033,814
Swaptions & foreign exchange options terminated in closing purchase transactions	(1,859,740)
Swaptions & foreign exchange options expired prior to exercise	—

Swaptions & foreign exchange options outstanding at August 31, 2014	$868,435

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2014 (unaudited)

Currency swap agreements12

	Notional Amount
Counterparty	Pay contracts		Receive contracts		Termination date	Pay rate[15]	Receive rate[15]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	USD	20,982,967	AUD	22,328,244	12/24/22	3 month USD LIBOR	3 month BBSW	$—	$96,780	$96,780
CITI	AUD	22,328,244	USD	20,982,967	12/24/14	3 month BBSW	3 month USD LIBOR	—	(2,478)	(2,478)
CITI	JPY	1,896,000,000	USD	18,546,415	03/20/19	3 month JPY LIBOR	3 month USD LIBOR	—	306,827	306,827
CITI	USD	18,546,415	JPY	1,896,000,000	03/20/15	3 month USD LIBOR	3 month JPY LIBOR	—	(293,151)	(293,151)

								$—	$107,978	$107,978

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2014 (unaudited)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[15]	Payments received by the Fund[15]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
CITI	KRW	4,800,000,000	08/26/16	3.410%	3 month CD KSDA	$—	$(90,956)	$(90,956)
CSI	CAD	32,620,000	02/11/17	3 month BA	3.500%	(293,326)	1,475,890	1,182,564
CSI	CAD	9,200,000	02/11/22	4.145	3 month BA	—	(1,155,006)	(1,155,006)
DB	EUR	8,200,000	05/04/22	2.130	6 month EURIBOR	467,871	(1,112,017)	(644,146)
DB	EUR	3,650,000	05/04/42	6 month EURIBOR	2.460	—	804,350	804,350
DB	ZAR	7,400,000	05/31/23	3 month JIBAR	7.480	—	(12,738)	(12,738)
GSI	TWD	140,000,000	08/26/16	1.280	3 month TWCPBA	—	(26,073)	(26,073)
JPMCB	CAD	32,620,000	02/11/17	3.500	3 month BA	—	(1,475,890)	(1,475,890)
JPMCB	EUR	8,200,000	05/04/22	6 month EURIBOR	2.130	—	1,112,017	1,112,017
JPMCB	EUR	3,650,000	05/04/42	2.460	6 month EURIBOR	—	(804,350)	(804,350)
JPMCB	USD	105,000,000	07/03/42	1 month LIBOR (USD BBA)	3 month LIBOR (USD BBA)	—	548,763	548,763
MLI	CAD	22,140,000	04/09/17	3 month BA	1.978	—	288,874	288,874
MLI	CAD	7,480,000	02/04/21	3.725	3 month BA	194,693	(699,089)	(504,396)
MLI	CAD	7,410,000	02/04/31	3 month BA	3.475	—	513,892	513,892
MLI	CAD	2,620,000	02/04/41	4.208	3 month BA	—	(524,260)	(524,260)
MLI	ZAR	12,000,000	06/04/18	3 month JIBAR	6.400	—	(20,969)	(20,969)
MSCI	CAD	21,160,000	04/08/17	3.600	3 month BA	—	(1,208,210)	(1,208,210)

						$369,238	$(2,385,772)	$(2,016,534)

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2014 (unaudited)

Credit default swaps on corporate and sovereign issues — buy protection16

Counterparty	Referenced obligation[17]	Notional amount		Termination date	Payments made by the Fund[15]	Upfront payments (made)/ received	Value	Unrealized depreciation
JPMCB	Government of Japan bond, 2.000%, due 03/21/22	USD	4,000,000	12/20/17	1.000%	$20,131	$(110,753)	$(90,622)
MLI	XLIT Ltd. bond, 6.250%, due 05/15/27	USD	3,000,000	09/20/17	1.000	(32,170)	(76,939)	(109,109)
MLI	American International Group, Inc., bond, 6.250%, due 05/01/36	USD	2,000,000	06/20/19	1.000	43,209	(47,422)	(4,213)
MSCI	Deutsche Bank AG bond, 5.125%, due 08/31/17	EUR	1,750,000	06/20/17	1.000	(94,483)	(42,995)	(137,478)

						$(63,313)	$(278,109)	$(341,422)

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2014 (unaudited)

Credit default swaps on credit indices — sell protection18

Counterparty	Referenced Index[17]	Notional amount		Termination date	Payments received by the Fund[15]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[19]
CITI	CMBX.NA.BB. Series 6 Index	USD	3,800,000	05/11/63	5.000%	$(116,180)	$44,350	$(71,830)	3.660%
CSI	CMBX.NA.BBB. Series 6 Index	USD	9,550,000	05/11/63	3.000	201,015	92,898	293,913	2.993
MLI	CDX.NA.HY. Series 15 Index	USD	4,000,000	12/20/15	5.000	295,000	290,633	585,633	1.634
MSCI	CMBX.NA.A. Series 6 Index	USD	7,500,000	05/11/63	2.000	18,965	79,996	98,961	1.952
MSCI	CMBX.NA.BB. Series 6 Index	USD	2,000,000	05/11/63	5.000	(63,774)	23,342	(40,432)	3.660

						$335,026	$531,219	$866,245

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2014 (unaudited)

Credit default swaps on corporate and sovereign issues — sell protection18

Counterparty	Referenced obligation[17]	Notional amount		Termination date	Payments received by the Fund[15]	Upfront payments (made)/ received	Value	Unrealized appreciation	Credit spread[19]
CITI	State of Illinois bond, 5.000% due 06/01/29	USD	3,000,000	12/20/23	1.000%	$222,252	$(195,747)	$26,505	1.920%
JPMCB	Republic of China bond, 4.250%, due 10/28/14	USD	4,000,000	12/20/17	1.000	(16,042)	88,219	72,177	0.390
MLI	JPMorgan Chase & Co. bond, 4.750%, due 03/01/15	USD	3,000,000	09/20/17	1.000	45,158	67,041	112,199	0.350
MLI	General Electric Capital Corp. bond, 5.625%, due 09/15/17	USD	2,000,000	06/20/19	1.000	(48,222)	53,659	5,437	0.470

						$203,146	$13,172	$216,318

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2014 (unaudited)

Centrally cleared interest rate swap agreements

Notional amount		Termination date	Payments made by the Fund[15]	Payments received by the Fund[15]	Value	Unrealized appreciation/ (depreciation)
CAD	9,200,000	02/11/22	3 month BA	2.626%	$266,524	$266,524
GBP	29,250,000	06/11/16	6 month GBP LIBOR	1.166	82,963	82,963
USD	24,550,000	08/22/18	3 month USD LIBOR	1.472	(15,153)	(15,153)
USD	14,500,000	08/22/21	2.176%	3 month USD LIBOR	(44,137)	(44,137)

					$290,197	$290,197

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2014 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of August 31, 2014 in valuing the Fund’s investments:

Description:	Unadjusted quoted prices in active markets for identical investments Level 1	Other significant observable inputs Level 2	Unobservable inputs Level 3	Total
Assets
Corporate bonds	$—	$84,758,120	$—	$84,758,120
Asset-backed securities	—	1,957,349	514,500	2,471,849
Collateralized debt obligations	—	8,413,199	2,294,814	10,708,013
Commercial mortgage-backed securities	—	12,576,176	—	12,576,176
Mortgage & agency debt securities	—	9,545,291	874,349	10,419,640
Municipal bonds	—	5,234,708	—	5,234,708
US government obligations	—	7,709,973	—	7,709,973
Non-US government obligations	—	47,185,164	—	47,185,164
Structured note	—	713,582	—	713,582
Supranational bonds	—	5,666,329	—	5,666,329
Common stock	54,453	—	—	54,453
Short-term investment	—	4,859,634	—	4,859,634
Options purchased	590,237	3,461	—	593,698
Forward foreign currency contracts	—	1,100,263	—	1,100,263
Futures contracts	86,541	—	—	86,541
Swap agreements	—	6,237,018	—	6,237,018
Total	$731,231	$195,960,267	$3,683,663	$200,375,161

Liabilities
Forward foreign currency contracts	$—	$(574,083)	$—	$(574,083)
Futures contracts	(243,317)	—	—	(243,317)
Swap agreements	—	(7,958,333)	—	(7,958,333)
Options written	(872,982)	(1,166,976)	—	(2,039,958)
Total	$(1,116,299)	$(9,699,392)	$—	$(10,815,691)

At August 31, 2014, there were no transfers between Level 1 and Level 2

Level 3 rollforward disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Asset-backed securities	Collateralized debt obligations	Commercial mortgagebacked securities	Mortgage & agency debt securities	Total
Assets
Beginning balance	$782,960	$7,582,124	$1,500,844	$1,150,837	$11,016,765
Purchases	518,228	—	—	—	518,228
Issuances	—	—	—	—	—
Sales	—	—	—	—	—
Accrued discounts (premiums)	—	—	—	(199,558)	(199,558)
Total realized gain (loss)	—	—	—	—	—
Change in net unrealized appreciation (depreciation)	(26,288)	(112,459)	11,687	(76,930)	(203,990)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	(760,400)	(5,174,851)	(1,512,531)	—	(7,447,782)
Ending balance	$514,500	$2,294,814	$—	$874,349	$3,683,663

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at August 31, 2014 was $(193,599). Transfers out of Level 3 represent the value at the end of the period. At August 31, 2014, securities were transferred from Level 3 to Level 2 as the valuation is based on observable inputs from an established pricing source.

Strategic Global Income Fund, Inc.

Portfolio of investments — August 31, 2014 (unaudited)

Portfolio footnotes

*	Non-income producing security.
[1]

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2014, the value of these securities amounted to $41,594,378 or 21.46% of net assets.

[2]	Variable or floating rate security — The interest rate shown is the current rate as of August 31, 2014 and changes periodically.
[3]	Perpetual investment. Date shown reflects the next call date.
[4]

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At August 31, 2014, the value of these securities amounted to $42,475,917 or 21.91% of net assets.

[5]

On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

[6]	All or a portion of these securities have been designated as collateral for open swap agreements.
[7]	Security pays, when required, a floating rate that is determined annually based on the Argentina GDP.
[8]

Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

[9]	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of August 31, 2014. Maturity date disclosed is the ultimate maturity date.
[10]	Rate shown reflects annualized yield at August 31, 2014 on zero coupon bond.
[11]	The table below details the Fund’s investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 11/30/13	Purchases during the nine months ended 08/31/14	Sales during the nine months ended 08/31/14	Value 08/31/14	Net income earned from affiliate for the nine months ended 08/31/14
UBS Cash Management Prime Relationship Fund	$1,047,245	$50,487,616	$46,675,227	$4,859,634	$1,670

[12]	Illiquid investment as of August 31, 2014.
[13]	Amount is less than 0.005%
[14]

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable investments. An evaluation investments system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investments or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor of the Fund. If a market value is not available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these investments as of 4:00 p.m. Eastern Time. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value.
[15]	Payments made or received are based on the notional amount.
[16]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

[17]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[18]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[19]

Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

Portfolio acronyms
BA	Canadian Bankers’ Acceptance Rate
BBA	British Banking Association
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CD KSDA	Korean Securities Dealer Association 91-day Certificate of Deposit Rate
CLO	Collateralized Loan Obligations
EURIBOR	Euro Interbank Offered Rate
GDP	Gross Domestic Product
GS	Goldman Sachs
IO	Interest only — This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
OJSC	Open Joint Stock Company
REMIC	Real Estate Mortgage Investment Conduit
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.
TWCPBA	Taiwan Secondary Market Bills Rate

Counterparty abbreviations
BB	Barclays Bank PLC
CITI	CitiBank NA
CSI	Credit Suisse International
DB	Deutsche Bank AG
GSI	Goldman Sachs International
JPMCB	JPMorgan Chase Bank
MLI	Merrill Lynch International
MSCI	Morgan Stanley & Co. International PLC
RBS	Royal Bank of Scotland PLC
SSB	State Street Bank

Currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	Great Britain Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigeria Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

The Fund’s Board of Directors (the “Board”) has delegated to the UBS Global Asset Management Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of security valuations.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US Generally Accepted Accounting Principles (“GAAP”) requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical investments.

Level 2 — Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3 — Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund’s financial statements.

For more information regarding the Fund’s other significant accounting policies, please refer to the Fund’s semi-annual report to shareholders dated May 31, 2014.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“Investment Company Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)	Certifications of principal executive officer and principal financial officer of registrant pursuant to Rule 30a-2(a) under the Investment Company Act are attached hereto as Exhibit EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date: October 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	October 30, 2014

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date: October 30, 2014